UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PROCORE TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROCORE P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! PROCORE TECHNOLOGIES, INC. 2024 Annual Meeting of Stockholders Thursday, June 6, 2024 9:00 AM, Pacific Time Annual Meeting to be held virtually, via live webcast over the Internet. Please visit www.proxydocs.com/PCOR for more details. To attend the Annual Meeting you must register by June 5, 2024, 11:59 PM PT online at www.proxydocs.com/PCOR. Votes can be cast via Internet or phone up until the start of the Annual Meeting. You may also vote at the Annual Meeting. For a convenient way to view the Proxy Statement and Annual Report online, as well as VOTE, and obtain instructions for attending the meeting, go to www.proxydocs.com/PCOR To vote your proxy while visiting this site, you will need the 12-digit control number in the box in the lower right-hand corner on this page. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or electronic copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's Annual Meeting, you must submit your request on or before May 27, 2024. SEE REVERSE FOR FULL AGENDA Scan QR code for digital voting Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to be held on June 6, 2024 at 9:00 AM Pacific Time For Stockholders of record as of close of business on April 12, 2024 To order paper materials, use one of the following methods: Internet: www.investorelections.com/PCOR Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting materials by e-mail, please send a blank e-mail with the 12-digit control number (located below) in the subject line. No other requests, instructions, inquiries should be included with your e-mail. Your control number Have the 12-digit control number located in the shaded box above available when you access the website and follow the instructions. Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

PROCORE PROCORE TECHNOLOGIES, INC. 2024 Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. To elect three Class III directors to hold office until the Company's 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified. 1.01 William J.G. Griffith IV 1.02 Graham V. Smith 1.03 Elisa A. Steele 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. 3. To approve, on an advisory basis, the compensation of the Company's named executive officers. NOTE: To conduct any other business properly brought before the Annual Meeting.